SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of July 21, 2015, is made among Maxim Integrated Products, Inc., the Lenders party hereto, and Wells Fargo Bank, National Association (“Wells Fargo Bank”), in its capacity as Administrative Agent.

RECITALS

A. The Borrower, the Lenders party thereto, and Wells Fargo Bank, as Administrative Agent, are parties to that certain Credit Agreement, dated as of October 13, 2011 (as amended by the First Amendment Agreement, dated as of June 27, 2014, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"), pursuant to which the Lenders made available to the Borrower a revolving credit facility. Unless otherwise specifically defmed herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

B. The Borrower, the Administrative Agent and the Required Lenders have agreed to make certain amendments to the Credit Agreement on the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT TO CREDIT AGREEMENT

Clause (b) in the definition of "Change of Control" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

" (b) the majority of the seats (other than vacant seats) on the board of directors of the Borrower are not occupied by Persons (i) who were members of that board on the First Amendment Effective Date, (ii) whose election or nomination to that board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or (iii) whose election or nomination to that board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority ofthat board."

ARTICLE II

CONDITIONS OF EFFECTIVENESS

This Agreement shall become effective as of the date (such date being referred to as the “Second Amendment Effective Date”) when, and only when, the Administrative Agent (or its counsel) shall have received (i) (x) from Lenders constituting Required Lenders and (y) from each other party hereto (other than the Administrative Agent), either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy or Electronic Communication of a signed signature page of this Agreement) that each such party has signed a counterpart of this Agreement.

ARTICLE III
MISCELLANEOUS

3.1    Governing Law. This Agreement shall be constructed in accordance with and governed by the law of the State of New York.

3.2 Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Agreement. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and Loan Documents as amended hereby. This Agreement is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Agreement shall constitute a Loan Document under the terms of the Credit Agreement.

3.3 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

3.4 Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

3.5 Construction. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

3.6 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MAXIM INTEGRATED PRODUCTS, INC., at the Borrower
By: /s/ Peter Campagna Name: J Peter Campagna Title: VP Treasurer

Signature Page to Second Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Continuing Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent
By: /s/ Karen Byler Name: Karen Byler Title: SVP

Signature Page to Second Amendment

The Bank of Tokyo-Mitsubishi UFJ, LTD.
By: /s/ Lillian Kim Name: Lillian Kim Title: Director

Signature Page to Second Amendment

Bank of America, N.A., as a Lender
By: /s/ My-Linh Yoshike Name: My-Linh Yoshiike Title:Vice President

Signature Page to Second Amendment

Barelays Bank PLC, as a lender
By: /s/ Mathew Cybul Name: Mathew Cybul Title: Assistant Vice President

Signature Page to Second Amendment

SUNTRUST BANK
By: /s/ Min Park Name: Min Park Title: Vice President

Signature Page to Second Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By: /s/ Doreen Barr Name: Doreen Barr Title: Authorized Signatory

By: /s/ Franziska Schoch Name: Franziska Schoch Title: Authorized Signatory

Signature Page to Second Amendment

Goldman Sachs Bank USA
By: /s/ Jamie Minieri Name: Jamie Minieri Title: Authorized Signatory

Signature Page to Second Amendment

HSBC BANK USA, N.A. as a Lender
By: /s/ Christopher L. Snider Name: Christopher L. Snider Title: Senior Relationship Manager

Signature Page to Second Amendment

Morgan Stanley Bank, N.A.
By: /s/ Roberto Ellinghaus Name: Roberto Ellinghaus Title: Authorized Signatory

Signature Page to Second Amendment

Sumitomo Mitsui Banking Corporation,
By: /s/ David W. Kee Name: David W. Kee Title: Managing Director

Signature Page to Second Amendment